SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 11, 1999



                        ENTEX Information Services, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                000-23457                  13-3715291
----------------------------      ------------            -------------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)

                 6 International Drive, Rye Brook, NY 10573-1085
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (914) 935-3600



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     ENTEX Information Services, Inc. (the "Company") sold its Technology Acquisition Services ("TAS") Division to CompuCom Systems, Inc. ("CompuCom") effective May 10, 1999 (the "TAS Sale"). The transaction was structured as an asset sale for cash. Included in the TAS Sale was all of the inventory and equipment in the Company's Erlanger, Kentucky Integration Center and its Corporate Account Call Center in Mason, Ohio. Over 1,000 employees in the Company's former TAS Division have become employees of CompuCom. The TAS Division had revenues of approximately $2.0 billion in the fiscal year ended June 28, 1998. After giving effect to the proceeds of $137.4 million received by the Company from the TAS Sale, and after accounting for the write-off of goodwill, inventories and fixed assets and deal-related expenses, the TAS Sale resulted in a loss for the Company of $16.7 million. This loss has been reflected as discontinued operations in the Company's financial statements for the quarter ended March 28, 1999. The proceeds from the TAS Sale, together with funds received from the payment of accounts receivable of the TAS Division, which were not included in the TAS Sale, are being used to pay down accounts payable and interest-bearing obligations.


Item 7. Financial Statements and Exhibits.

     (b) Pro Forma Financial Information

          Attached hereto are the unaudited pro forma consolidated statements of operations of the Company for the fiscal year ended June 28, 1998 and for the nine-month period ended March 28, 1999, and the unaudited pro forma consolidated balance sheet of the Company as of March 28, 1999. This pro forma financial data give effect to the TAS Sale.

     (c) Exhibits

          The following Exhibits are included with this Form 8-K

     Exhibit
     Number               Description of Exhibit

     2.1 Asset Purchase Agreement dated as of May 10, 1999 by and between CompuCom Systems, Inc. and ENTEX Information Services, Inc. (Certain Schedules and Exhibits have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. Such Schedules and Exhibits are listed and described in the Asset Purchase Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

     10.1 Non-Competition, Referral and Non-Disclosure Agreement dated as of

     Exhibit
     Number               Description of Exhibit

          May 10, 1999, by and between CompuCom Systems, Inc. and ENTEX Information Services, Inc. (Exhibits have been omitted pursuant to Rule 601(b)(2) of Resolution S-K. Such Exhibits are listed and described in the Non-Competition, Referral and Non-Disclosure Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Exhibits.)

     99.1 Press Release of Registrant dated May 11, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ENTEX INFORMATION SERVICES, INC.




Dated:  May 25, 1999             By:  /s/ Shirley S. Mehta
                                      --------------------------------
                                      Name:  Shirley S. Mehta
                                      Title:  Vice President and Controller

                        ENTEX INFORMATION SERVICES, INC.
             Unaudited Pro Forma Consolidated Financial Information

     The Unaudited Pro Forma Consolidated Statements of Operations of the Company for the fiscal year ended June 28, 1998 and the nine-month period ended March 28, 1999 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 28, 1999 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements") have been prepared to illustrate the effect of the transaction described below:

     Effective May 10, 1999, the Company sold certain assets (inventory, land and building and fixed assets) of its Technology Acquisition Services ("TAS") Division to CompuCom Systems, Inc. ("CompuCom"). The transaction was structured as an asset sale for cash. Included in the sale were all of the inventory and equipment in the Company's Erlanger, Kentucky Integration Center and its Corporate Account Call Center in Mason, Ohio. Over 1,000 employees in the Company's former TAS Division became employees of CompuCom. After giving effect to the proceeds of $137.4 million received by the Company from the transaction, and after accounting for the write-off of goodwill, inventories and fixed assets and deal-related expenses, the transaction resulted in a loss for the Company of $16.7 million. The proceeds from this transaction, together with funds received from the payment of accounts receivable of the TAS Division, which were not included in the sale, are being used to pay down accounts payable and interest-bearing obligations.

     The Pro Forma Statements of Operations for the year ended June 28, 1998, and the nine months ended March 28, 1999, give pro forma effect to the above-described transaction as if it had occurred on June 30, 1997. The Pro Forma Balance Sheet gives pro forma effect to the transaction as if it had occurred on March 28, 1999. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had the transaction been completed as of the assumed dates, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

                        ENTEX INFORMATION SERVICES, INC.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 28, 1999
                             (Dollars in thousands)

                                                                                    Pro Forma
                                                              Historical (a)   Adjustments (b)(4)     Pro Forma
                                                              --------------   ------------------     ---------
                           Assets

Current assets:
   Cash and cash equivalents                                     $ 12,740           $     - -          $ 12,740
   Trade receivables (net of allowance for doubtful               337,642                 - -           337,642
     accounts of $4,952)
   Vendor receivables (net of allowance of $3,461)                 39,518                 - -            39,518
   Inventories                                                     15,343                 - -            15,343
   Other current assets                                             6,448                 - -             6,448
   Current assets of discontinued operations to be sold            99,543             (99,543)              - -
                                                                 --------           ---------          --------
                    Total current assets                          511,234             (99,543)          411,691
                                                                 --------           ---------          --------
Property, plant and equipment, net                                 34,863                 - -            34,863
Goodwill                                                           11,108                 - -            11,108
Other assets, net                                                   6,216                 - -             6,216
  Non-current assets of discontinued operations to be sold         12,314             (12,314)              - -
                                                                 --------           ---------          --------
                        Total assets                             $575,735           $(111,857)         $463,878
                                                                 ========           =========          ========
          Liabilities and Stockholders' (Deficit)

Current liabilities:
   Accounts payable                                              $295,315           $(119,256)         $176,059
   Accrued liabilities                                             66,793              29,553            96,346
   Notes payable and current installments of long-term
     debt                                                         198,474             (18,063)          180,411
                                                                 --------           ---------          --------
       Total current liabilities                                  560,582            (107,766)          452,816
                                                                 --------           ---------          --------
Long-term debt                                                    129,731              (4,091)          125,640
Other long-term liabilities                                           372                 - -               372
                                                                 --------           ---------          --------
       Total long-term liabilities                                130,103              (4,091)          126,012
                                                                 --------           ---------          --------
     Total liabilities                                            690,685            (111,857)          578,828
                                                                 --------           ---------          --------
Stockholders' (deficit):
   Preferred stock                                                    - -                 - -               - -
   Common stock                                                         3                 - -                 3
   Additional paid-in capital                                      19,591                 - -            19,591
   Retained (deficit)                                            (134,473)                - -          (134,473)
   Accumulated other comprehensive income                             (69)                - -               (69)
   Treasury stock                                                      (2)                - -                (2)
                                                                 --------           ---------          --------
       Total stockholders' (deficit)                             (114,950)                - -          (114,950)
                                                                 --------           ---------          --------
                                                                 $575,735           $(111,857)         $463,878
                                                                 ========           =========          ========

(a) Includes all adjustments necessary to reflect the operations of the TAS Division as a discontinued operation.

(b)  See Notes to Unaudited Pro Forma Consolidated Financial Statements.


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                                       -3-


                        ENTEX INFORMATION SERVICES, INC.
            Unaudited Pro Forma Consolidated Statement of Operations
                        Nine Months Ended March 28, 1999
                  (Dollars in thousands except per share data)

                                                                                 Pro Forma
                                                              Historical      Adjustments (a)       Pro Forma
                                                              ----------      ---------------       ---------

Net revenues                                                     $  356,460      $      - -         $    356,460
                                                                 ----------      -------------      ---------------
Costs and expenses:

    Cost of services provided                                       269,873             - -              269,873

    Inventory charges                                                 1,000             - -                1,000

    Selling, general and administrative expenses                    113,975             - -              113,975(5)

    Restructuring costs                                               2,000             - -                2,000

    Unusual charges                                                   3,800          (2,000)(1)            1,800
                                                                 ----------       -------------     --------------
      Income (loss) from operations                                 (34,188)          2,000              (32,188)

Interest expense, net                                                29,197          (1,350)(2)           27,847

Other income                                                           (988)            - -                 (988)
                                                                 ----------       -------------     --------------
      Loss from continuing operations
         before income taxes                                        (62,397)          3,350              (59,047)

Provision for income taxes                                                2             - -                    2
                                                                 ----------       -------------     --------------
      Loss from continuing operations                            $  (62,399)      $   3,350         $    (59,049)
                                                                 ==========       =============     ==============
Basic and diluted loss per common share:

      Continuing operations                                      $    (1.93)                        $     (1.82)
                                                                 ==========                         ==============
      Basic and diluted weighted average number of
         shares of common  stock outstanding                     32,421,290                           32,421,290
                                                                 ==========                         ==============

(a)  See Notes to Unaudited Pro Forma Consolidated Financial Statements.



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                                       -4-


                        ENTEX INFORMATION SERVICES, INC.
            Unaudited Pro Forma Consolidated Statement of Operations
                            Year Ended June 28, 1998
                  (Dollars in thousands except per share data)

                                                                                  Historical
                                                                                   Restated                          Pro Forma
                                                                Discontinued         from                               from
                                                                 Operations       Continuing        Pro Forma        Continuing
                                             Historical (a)    Adjustments (3)    Operations     Adjustments (b)     Operations
                                             --------------    ---------------    ----------     ---------------     ----------

Net revenues:
   Product revenues                            $  2,020,271    $   (2,020,271)   $       - -       $      - -        $      - -
   Service revenues                                 436,361               - -        436,361              - -           436,361
                                               ------------    --------------    -----------       --------------    -------------
     Total net revenues                           2,456,632        (2,020,271)       436,361              - -           436,361
                                               ------------    --------------    -----------       --------------    -------------
Cost of revenues:
   Cost of products sold                          1,807,478        (1,807,478)           - -              - -               - -
   Cost of services provided                        334,219               - -        334,219              - -           334,219
                                               ------------    --------------    -----------       --------------    -------------
     Cost of revenues                             2,141,697        (1,807,478)       334,219              - -           334,219
                                               ------------    --------------    -----------       --------------    -------------
Product gross margin                                212,793          (212,793)           - -              - -               - -
Services gross margin                               102,142               - -        102,142              - -           102,142
                                               ------------    --------------    -----------       --------------    -------------
     Total gross margin                             314,935          (212,793)       102,142              - -           102,142

Selling, general and administrative
  expenses                                          259,712          (111,775)       147,937              - -           147,937(5)
                                               ------------    --------------    -----------       --------------    -------------
     Income (loss) from operations                   55,223          (101,018)       (45,795)             - -           (45,795)

Interest expense, net                                36,663               - -         36,663           (1,970)(2)        34,693
                                               ------------    --------------    -----------       --------------    -------------
     Income (loss) before income taxes               18,560          (101,018)       (82,458)           1,970           (80,488)

Provision for income taxes                              417              (351)            66              - -                66
                                               ------------    --------------    -----------       --------------    -------------
     Income (loss)                             $     18,143    $     (100,667)   $   (82,524)      $    1,970        $  (80,554)
                                               ============    ==============    ===========       ==============    =============
Common share data:

     Basic earnings (loss) per share           $        .56                                                          $    (2.49)
                                               ============                                                          =============
     Diluted earnings (loss) per share         $        .53                                                          $    (2.49)
                                               ============                                                          =============
Basic weighted average number of shares of
   common stock outstanding                      32,357,968                                                          32,357,968

Common equivalent shares from stock
   options and warrants using the treasury
   stock method                                   1,911,178                                                                 - -
                                               ------------                                                          -------------
Diluted weighted average number of shares
   of common stock outstanding                   34,269,146                                                          32,357,968
                                               ============                                                          =============



(a) Historical product and service revenues and related cost of sales have been restated to reflect the reclassifications of configuration services from service revenues to product revenues.

(b)  See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                        ENTEX INFORMATION SERVICES, INC.
         Notes to Unaudited Pro Forma Consolidated Financial Statements

(1) Represents the elimination of special incentive compensation in connection with the disposition of the TAS Division.

(2) Represents the elimination of interest expense attributable to the obligations of the TAS Division and the use of the proceeds from the transaction to pay down certain interest-bearing obligations amounting to $22,154 at annual interest rates ranging from 8.1% to 9.0%. The Company did not sell trade accounts and vendor receivables specifically related to the TAS Division. The Company will collect these receivables and use the proceeds therefrom to pay down outstanding accounts payable and interest-bearing obligations.

(3)  To eliminate the results of discontinued operations.

(4) To reflect proceeds from the asset sale and use of proceeds to pay down liabilities.

(5) The unaudited pro forma consolidated financial statements do not reflect SG&A cost reductions as a result of the reorganization announced in the second quarter ended December 27, 1998.